EXHIBIT 99.2

FREEZE TAG, INC.

2017 NON-QUALIFIED STOCK OPTION PLAN

OPTION GRANT AGREEMENT

THIS NONQUALIFIED STOCK OPTION (this “Option”) is granted this _____ day of ______________, 201[_], by Freeze Tag, Inc., a Delaware corporation (the “Company”), pursuant to a resolution of the Board of Directors of the Company, under the terms of the Freeze Tag, Inc. 2017 Non-Qualified Stock Option Plan (the “Stock Option Plan”) to __________________________ (“Optionee”).

Option Grant

1. Grant of Option. The Company hereby irrevocably grants to Optionee the right and option to purchase all or any part of an aggregate of _________________ Thousand (_____________) shares of the Company’s common stock, par value $0.00001 per share (the “Common Stock”) on the terms and conditions set forth herein and subject to the conditions and limitations of the Stock Option Plan

2. Exercise Price. The exercise price of this Option shall be [____________] per share.

3. Term of Option. Subject to the other provisions contained herein, this Option may be exercised, in whole or in part, at any time prior to 12:00 midnight on [_________________].

4. Vesting.

a) This Option shall vest as to the number of Shares:

i)	One Third (1/3) on the grant date;

ii)	One Third (1/3) on [____________]; and

iii)	One Third (1/3) on [____________].

The resulting number of Shares will be rounded to the nearest whole number.

b) Vesting under the terms of this agreement shall be accelerated to provide for 100% vesting of any unvested amounts upon and concurrent with the occurrence of any of the following events:

i)	A change of control of the Company;

ii)	Sale, distribution, dividend, transfer, or any other disposition of a material portion of the assets of the Company; or

iii)	Termination “Without Cause” by the Company or “For Good Reason” by the Optionee.

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The definitions of such terms shall be those definitions included in the agreement between the Company and the Optionee.

5. Shareholder’s Rights. The Optionee shall have the rights of a shareholder only with respect to Common Stock fully paid for by Optionee under this Option.

6. Persons Entitled to Exercise. This Option can only be exercised by the Optionee, an attorney working with the Optionee, or the estate of the Optionee, otherwise neither this Option nor any right hereunder can be transferred other than by testamentary disposition or the laws of descent and distribution. Neither this Option nor any right hereunder shall be subject to lien, attachment, execution, or similar process. In the event of any alienation, assignment, pledge, hypothecation, or other transfer of this Option or any right hereunder or in the event of any levy, attachment, execution, or similar process, this Option and all rights granted hereunder shall be immediately null and void.

7. Adjustment to Number of Shares of Common Stock. The number of shares of Common Stock subject to this Option shall be adjusted to take into account any stock split or recapitalization of the Common Stock of the Company as provided in the Stock Option Plan.

8. Method of Exercise. This Option may be exercised, in accordance with all of the terms and conditions set forth in this Option and the Stock Option Plan, by delivery of a Notice of Exercise, a form of which is attached hereto as Exhibit A and incorporated herein by this reference, setting forth the number of Options to be exercised along with a certified check or bank check payable to the order of the Company in the amount of the full exercise price of the Common Stock being purchased, or through any other acceptable payment method set forth in the Stock Option Plan (including, but not limited to, cashless exercise). As soon as practicable after receipt by the Company of such notice a certificate or certificates representing such shares of Common Stock shall be issued in the name of the Optionee, or, if the Optionee shall so request in the notice exercising the Option, in the name of the Optionee and another person jointly, with right of survivorship, and shall be delivered to the Optionee. If this Option is not exercised with respect to all Common Stock subject hereto, Optionee shall be entitled to receive a similar Option of like tenor covering the number of shares of Common Stock with respect to which this Option shall not have been exercised.

9. Availability of Shares. During the term of this Option, the Company shall at all times keep available for issuance the number of shares of Common Stock subject to this Option.

10. Limitations on Right to Exercise. If the Board of Directors of the Company, in its sole discretion, shall determine that it is necessary or desirable to list, register, or qualify the Common Stock under any state or federal law, this Option may not be exercised, in whole or part, until such listing, registration, or qualification shall have been obtained free of any conditions not acceptable to the Board.

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11. Restrictions on Transfer. The Option and the Common Stock subject to the Option (collectively referred to as the “Securities”) are subject to registration under the Securities Act of 1933, as amended (the “Securities Act”), and any applicable state securities statutes. Optionee acknowledges that unless a registration statement with respect to the Securities is filed and declared effective by the Securities and Exchange Commission and the appropriate state governing agency, the Securities have or will be issued in reliance on specific exemptions from such registration requirements for transactions by an issuer not involving a public offering and specific exemptions under state statutes. Any disposition of the Securities may, under certain circumstances, be inconsistent with such exemptions. The Securities may be offered for sale, sold, or otherwise transferred only if (i) registered under the Securities Act, and in some cases, under the applicable state securities acts, or, if not registered, (ii) only if pursuant to an exemption from such registration requirements and only after the Optionee provides an opinion of counsel or other evidence satisfactory to the Company to the effect that registration is not required. In some states, specific conditions must be met or approval of the securities regulatory authorities may be required before any such offer or sale. If Rule 144 is available (and no assurance is given that it will be), only routine sales of the Common Stock in limited amounts can be made after six months following the acquisition date of the Securities, as determined under Rule 144(d), in accordance with the terms and conditions of Rule 144. The Company is under no obligation to make Rule 144 available. In the event Rule 144 is not available, compliance with Regulation A or some other disclosure exemption may be required before the Optionee can sell, transfer, or otherwise dispose of the Securities without registration. The Company and its registrar and transfer agent will maintain a stop transfer order against the transfer of the Securities, and any certificate representing the Securities will bear a legend in substantially the following form so restricting the sale or other transfer thereof:

THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”) AND ARE “RESTRICTED SECURITIES” WITHIN THE MEANING OF RULE 144 PROMULGATED UNDER THE SECURITIES ACT. THE SECURITIES HAVE BEEN ACQUIRED FOR INVESTMENT AND MAY NOT BE SOLD OR TRANSFERRED WITHOUT COMPLYING WITH RULE 144 IN THE ABSENCE OF AN EFFECTIVE REGISTRATION OR OTHER COMPLIANCE UNDER THE SECURITIES ACT.

If the Securities are not registered, the Company may refuse to transfer the Securities to any transferee who does not furnish in writing to the Company the same representations and warranties set forth in this paragraph and agree to the same conditions with respect to such Securities as are set forth herein. The Company may further refuse to transfer the Securities if certain circumstances are present reasonably indicating that the proposed transferee’s representations are not accurate. In any event, in the absence of an effective registration statement covering the Securities, the Company may refuse to consent to any transfer in the absence of an opinion of legal counsel, satisfactory to and independent of counsel of the Company, that such proposed transfer is consistent with the above conditions and applicable securities laws.

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12. Record Owner. The Company may deem the Optionee as the absolute owner of this Option for all purposes. This Option is exercisable only by the Optionee or, by the Optionee’s duly designated or appointed representative. This Option is not assignable.

13. Counterparts. This Agreement may be executed in counterparts, each of which when so executed and delivered shall be an original, but all such counterparts together shall constitute one and the same instrument.

14. Validity and Construction. The validity and construction of this Option shall be governed by the laws of the state of Delaware.

EXECUTED as of the date first above written.

The Company:	Optionee:

Freeze Tag, Inc.

By:
Its:

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Exhibit A

FREEZE TAG, INC.

2017 NON-QUALIFIED STOCK OPTION PLAN

FORM OF EXERCISE

(To be signed only upon exercise of Option)

To:	Freeze Tag, Inc.

The undersigned, the owner of the attached Option, hereby irrevocably elects to exercise the purchase rights represented by the Option for, and to purchase thereunder, __________ shares of Common Stock of Freeze Tag, Inc. Enclosed is payment in the amount of $__________, the exercise price of the Common Stock to be acquired or, per the cashless exercise provisions, the undersigned hereby elects to forgo receipt of __________ shares under this Notice of Exercise and to receive the net amount of shares, or __________ shares. Please have the certificate(s) registered in the name of ____________________ and delivered to ______________________________. If this exercise does not include all of the Common Stock covered by the attached Option, please deliver a new option of like tenor for the balance of the Common Stock to the undersigned at the foregoing address.

Dated this _____ day of _______________, 20_____.

Signature of Optionee

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